UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2026

CHEWY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38936	90-1020167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 West Sunrise Boulevard
Plantation, Florida	33322
(Address of principal executive offices)	(Zip Code)

(786) 320-7111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common stock, par value $0.01 per share	CHWY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On April 6, 2026, the Special Litigation Committee (the “Committee”) of the Board of Directors (the “Board”) of Chewy, Inc. (the “Company”), the Company, BC Partners LLP, BC Partners Advisers LP, BC Partners Holdings Limited, CIE Management IX Limited, Argos Holdings GP LLC, Argos Holdings L.P., Citrus Intermediate Holdings L.P., Citrus Intermediate TopCo LLC, Buddy Chester Sub LLC, and certain directors of the Board (collectively, the “Defendants”) entered into the Stipulation and Agreement of Compromise, Settlement, and Release (the “Settlement Agreement”) with Eric Gilbert (the “Plaintiff,” and, together with the Committee, the Company, and the Defendants, the “Parties”) to resolve the stockholder derivative litigation pending in the Court of Chancery (the “Court”) of the State of Delaware, captioned Gilbert v. BC Partners LLP, et al., C.A. No. 2024-1165-KSJM (the “Action”).

On April 14, 2026, the Court entered a scheduling order (the “Scheduling Order”) in the Action, which scheduled the hearing on the Settlement Agreement for June 23, 2026, at 1:30 p.m.

Pursuant to the Settlement Agreement and the Scheduling Order, the Company is publishing the Settlement Agreement and the Notice of Pendency and Proposed Settlement of Derivative Action, Settlement Hearing and Right to Appear (the “Settlement Notice”), each attached hereto as Exhibits 99.1 and 99.2, respectively. The Settlement Agreement and the Settlement Notice will also appear on the Company’s investor relations website at investor.chewy.com and will remain posted to that website through the Effective Date of the Settlement.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached to this Current Report on Form 8-K are being furnished under Item 7.01 of Form 8-K. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Stipulation and Agreement of Settlement, Compromise, and Release

99.2	Notice of Pendency and Proposed Settlement of Stockholder Derivative Action, Settlement Hearing, and Right to Appear

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2026

CHEWY, INC.

By:	/s/ Da-Wai Hu
Name: Da-Wai Hu
Title: General Counsel & Secretary